Exhibit 99.1

QUALITY PEOPLE. BUILDING SOLUTIONS. NYSE: FIX October 28, 2026

SAFE HARBOR

Certain statements and information in this presentation may constitute forward-looking statements regarding our future business expectations, which are subject to applicable securities laws and regulations. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the "Company") concerning future developments and their effect on the Company. While the Company's management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates, and the Company's actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of our results or developments in subsequent periods. All comments concerning the Company's expectations for future revenue and operating results are based on the Company's forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company's forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company's control) and assumptions that could cause actual future results to differ materially from the Company's historical experience and its present expectations or projections.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company's labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; economic downturns in the markets where the Company operates; shortages of labor and specialty building materials or material increases to the cost thereof; financial difficulties affecting projects, vendors, customers, or subcontractors; unexpected adjustments or cancellations in our backlog resulting in the Company's backlog failing to translate into actual revenue or profits; inflation, supply chain disruptions, and capital market volatility; the loss of significant customers; intense competition in the Company's industry; risks associated with acquisitions, including the ability to successfully integrate those companies; impairment charges for goodwill and intangible assets; reductions or reversals of previously recorded revenue or profits as a result of the Company's cost-to-cost input method of accounting; difficulties in the financial and surety markets; delays and/or defaults in customer payments; difficult work environment; worldwide political and economic uncertainties, including international conflicts and epidemics or pandemics; attraction and retention of key management and employees; the Company's decentralized management structure; our ability to effectively manage our backlog and the size and cost of our operations; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining, or increased costs associated with, bonding and insurance; our ability to remain in compliance with covenants under our credit agreement, service our indebtedness, or fund our other liquidity needs; our inability to properly utilize our workforce; increases and uncertainty in insurance costs; regulatory and legal risks, including adverse litigation results, failure to comply with laws and regulations; changes in United States trade policy, and tax-related risks; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; an increase in our effective tax rate; a material information technology failure or a material cybersecurity breach; risks related to our common stock; failure or circumvention of our disclosure controls and procedures or internal control environment; our ability to manage growth and geographically-dispersed operations; severe weather conditions (such as storms, droughts, extreme heat or cold, wildfires and floods), including as a result of climate change, and any resulting regulations or restrictions related thereto; force majeure events; deliberate, malicious acts, including terrorism and sabotage; findings of inadequate internal controls; changes in accounting rules and regulations; and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC").

For additional information regarding known material factors that could cause the Company's results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether because of new information, future events, or otherwise.

NON-GAAP MEASURES

Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles ("GAAP"). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

COMFORT SYSTEMS USA

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• Leading national mechanical, electrical, and plumbing (“MEP”) installation and service provider • $12.0+ billion yearly revenue • 76% industrial • 26,000+ employees • History of profitable growth and cash flow • Unmatched modular capabilities • Financial stability with a strong balance sheet COMFORT SYSTEMS USA 2

211 LOCATIONS | 155 CITIES | 26 ,000+ EMPLOYEES NATIONAL FOOTPRINT 3 Mechanical Electrical

MARKET OUTLOOK STRONG MARKETS • Technology – Data Centers and Chip Manufacturing • Life Sciences – Pharmaceuticals • Food Processing • Manufacturing • Healthcare • Energy Storage TRENDS • Technology • On - Shoring • Modular • Service 4

REVENUE GROSS PROFIT YTD 2026 Gross Profit = $2.53 billion YTD 2026 Revenue = $9.90 billion SEGMENT BREAKDOWN – YTD 2026 MECHANICAL 70% ELECTRICAL 30% MECHANICAL 71% ELECTRICAL 29% 5

MARKET SECTOR ACTIVITY REVENUE BREAKDOWN – YTD 2026 TECHNOLOGY 59% MANUFACTURING 17% GOVERNMENT 4% EDUCATION 5% HEALTHCARE 7% RETAIL 3% OTHER 2% OFFICE 3% NEW CONSTRUCTION 58% EXISTING CONSTRUCTION 15% MODULAR 17% SERVICE PROJECTS 5% SERVICE AND MAINTENANCE 5% 6

BACKLOG $763 $948 $1,166 $1,602 $1,511 $2,312 $4,064 $5,157 $5,994 $11,945 $17,815 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 ($ in millions) (Unaudited) 7

$111 $116 $123 $127 $130 $147 $161 $165 $174 $182 $188 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 SERVICE MAINTENANCE BASE ($ in millions) (Unaudited) 8

NINE MONTHS ENDED (Unaudited) THREE MONTHS ENDED (Unaudited) 9/30/25 9/30/26 9/30/25 9/30/26 ($ in millions, except per share information) $6,455.6 $9,897.3 $2,451.0 $3,766.3 Revenue $691.8 $1,301.0 $291.6 $489.0 Net Income $19.52 $36.94 $8.25 $13.91 Diluted EPS $990.6 $1,792.7 $413.9 $667.9 Adjusted EBITDA (1) $717.8 $2,538.4 $553.3 $1,010.1 Operating Cash Flow (1) Adjusted EBITDA is a non - GAAP financial measure. See Appendix I for a GAAP reconciliation to Adjusted EBITDA. RECENT FINANCIAL PERFORMANCE 9

FINANCIAL STRENGTH • Positive free cash flow for 27 consecutive years • Increased dividend for 14 consecutive years • Debt/TTM EBITDA = 0.02 • $2.16B cash at September 30, 2026 • $49.6M total debt at September 30, 2026 • Debt capacity – No borrowings at September 30, 2026 – $1.10B senior credit facility – 2030 maturity 10

$108,384 71% $28,588 18% $16,408 11% AVERAGE 2007 - 2025 Acquisitions Share Repurchases Dividends CAPITAL DISCIPLINE ($ in thousands) 11

CAPITAL RETURNED ($ in thousands) CAPITAL RETURNED DIVIDENDS SHARE REPURCHASES FISCAL PERIOD $19,994 $10,987 $9,007 2017 $40,801 $12,268 $28,533 2018 $34,093 $14,543 $19,550 2019 $45,619 $15,499 $30,120 2020 $44,438 $17,384 $27,054 2021 $58,293 $20,077 $38,216 2022 $51,563 $30,379 $21,184 2023 $100,678 $42,766 $57,912 2024 $284,832 $68,833 $215,999 2025 $430,496 $84,385 $346,111 YTD 2026 12

MODULAR OFF - SITE CONSTRUCTION

MODULAR OFF - SITE CONSTRUCTION 14

SUSTAINABILITY OVERVIEW

Our sustainability goals are embedded in how we operate as a business – they are part of our very foundation and core values of being safe, honest, respectful, collaborative, and innovative – and we have diligently sought to develop transparent disclosures to support our sustainability commitments. As a company, we recognize that while our work lends itself to sustainable best practices, there is more we can do to create a positive impact. We are committed to a continual improvement approach to sustainability.

PLANET

Material Topics

Energy Efficiency

GHG Emissions

Operate with the intention to positively impact the environment through our work and the services we provide to our customers

- Comfort Systems USA again completed a Greenhouse Gas ("GHG") Inventory covering all relevant Scope 1 and 2 emissions in 2025. The Company also received limited assurance over its 2025 Scope 1 and 2 GHG Inventory data.
- In 2025, we conducted a Scope 3 emissions readiness assessment.
- We continue to work toward our target to reduce Scope 1 and 2 emissions on an intensity basis by 40% by 2035, using a 2023 baseline.
- In 2025, we conducted energy efficiency audits at opcos and began integrating electric vehicles into our fleet pilot program.

PARTNERS

Material Topics

Data Privacy/ Cybersecurity

Risk Management

Be reliable, honest, and innovative partners to our customers and suppliers

- 100% of our operational sites have completed an internal audit/risk assessment concerning business ethics issues.
- We were recognized among Engineering News-Record's Top 10 Specialty Contractors for 2025 and Forbes' 2026 Most Trusted Companies in America.
- Bronze EcoVadis Sustainability Rating achieved in 2025.
- The Company maintains an outstanding cybersecurity program.
- We report under the GRI, SASB, and IFRS Sustainability Disclosure Standards.
- We previously developed a Supplier Diversity Program, launched a Supplier Code of Conduct, and developed and implemented a Human Rights Policy.

PEOPLE

Material Topics

Employee Hiring and Retention

Training and Development

Worker Health and Safety

Diversity, Equity, and Inclusion

Foster a safe, collaborative, and inclusive environment for our employees

- We maintain a Talent Advisory Group, consisting of a broad group of internal stakeholders, to ensure the Company continually takes meaningful steps to remain an inclusive place of business.
- 100% of our operational sites have conducted an employee health and safety risk assessment and utilize the CAUSE Mapping program and the "5x5" initiative.
- As part of our commitment to employee health and well-being, Comfort Systems USA offers all employees and family members in their household access to 24/7 support for confidential emotional support, work-life solutions, legal guidance, financial resources, and suicide prevention.

BRONZE | Top 35% ecovadis Sustainability Rating FEB 2026

THE GLOBAL COMPACT WE SUPPORT

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TIME INNOVATION INNOVATION WITH AN EMPHASIS ON PRODUCTIVITY 2005 – 2015 • Early adoption of BIM • Industry - leading prefabrication • Best practice sharing across subsidiaries 2015 – PRESENT • Investments in advanced BIM technologies • EAS & TAS modular construction • Mobile technology deployment in service FUTURE • Pilots of emerging technologies • Partnerships with industry leading tech firms • Practical, broad - based deployment of AI 16

Be safe Be honest Be respectful Be innovative Be collaborative OUR VALUES 17

OUR STRENGTHS • Unmatched workforce • Consistent free cash flow • Strong Balance Sheet • Strong acquisition record • Attractive geographies • Leading innovation 18

THANK YOU 211 LOCATIONS 52 operating companies across America at 211 locations in 155 cities 26,000+ of the most qualified HVAC and electrical contracting personnel in America 26,000+ EMPLOYEES $12.0+ BILLION Approximately $12.0+ billion in yearly revenue 19 CONTACT: Chrissy Nelson Director – Investor Relations 1 - 800 - 723 - 8431 ir@comfortsystemsusa.com www.comfortsystemsusa.com

APPENDIX I – GAAP RECONCILIATION TO ADJUSTED EBITDA Nine Months Ended September 30, Three Months Ended September 30, 2025 2026 2025 2026 ($ in thousands) (Unaudited) $691,752 $1,301,024 $291,615 $489,044 Net Income 183,202 382,421 78,843 146,012 Provision for Income Taxes 226 (1,456) (280) (284) Other Expense (Income), Net 19,934 16,710 12,103 4,295 Changes in the Fair Value of Contingent Earn - out Obligations (7,269) (30,445) (3,407) (14,497) Interest Income, Net (1,580) (5,340) (582) (4,253) Gain on Sale of Assets 59,432 69,359 19,526 25,691 Amortization 44,914 60,452 16,048 21,850 Depreciation $990,611 $1,792,725 $413,866 $667,858 Adjusted EBITDA Note: The Company defines adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) as ne t i ncome, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn - out obligations, interest income, net, gain on sale of assets, goodwill impairment, other one - time expenses or gains and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and a cco rdingly, Adjusted EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by t he Company. 20